U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            SCHEDULE 14C INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

                        (Amendment No. _______________)


Filed by Registrant____X______        Filed by a party other than the
Registrant_________

Check the appropriate box:
____ Preliminary Information Statement
____ Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2))
_X__ Definitive Information Statement

Exact Name of Registrant as Specified in Charter:

     Principal Investors Fund, Inc. - International Fund II

Payment of Filing Fee (Check the appropriate box):
_X__ No fee required
____ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:
____ Fee paid previously with preliminary materials.
____ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:


Principal
  Financial
  Group






January 20, 2003


Dear Shareholder:

The Board of Directors of Principal Investors Fund, Inc. has called a special meeting of shareholders of the International Fund II series (the "Fund") to be held February 19, 2003 to obtain shareholder approval of a new sub-advisory agreement. The proposed new sub-advisory agreement is identical to an interim agreement recently approved by the Board. The Board approved the interim agreement after terminating the agreement with the previous sub-advisor, Principal Capital Global Investors Limited effective October 31, 2002. The Board approved an interim sub-advisory agreement with Principal Global Investors, LLC to provide investment advisory services to the Fund pending shareholder approval of the new sub-advisory agreement. The Board believes that the proposed agreement is in the best interest of the Fund and its shareholders.


No matter how many shares you own, it is important that you take time to read the information statement. If you have questions regarding the information statement or your account, please call our shareholder services department toll-free at 1-800-247-4123.

Sincerely,
LOGO
LOGO

 /s/Ralph C. Eucher

Ralph C. Eucher
President
Principal Investors Fund, Inc.

                         PRINCIPAL INVESTORS FUND, INC.
                             INTERNATIONAL FUND II
                          DES MOINES, IOWA 50392-0200
                                  ____________

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 19, 2003
                                  ___________

To the Shareholders:

Notice hereby is given that a special meeting of the shareholders of the International Fund II (the "Fund"), a series of Principal Investors Fund, Inc., will be held at 2:00 p.m. C.S.T., on February 19, 2003, at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080. The meeting is being held to consider and vote on the following matter as well as any other business that may properly come before the meeting or any adjournment thereof:

  1. Approval of a Proposed Sub-Advisory Agreement between Principal Management Corporation, Principal Investors Fund's investment adviser, and Principal Global Investors, LLC, an investment advisor.

You are entitled to notice of and to vote at the meeting, and any adjournment, if you owned shares of the Fund at the close of business on January 16, 2003, the record date for the meeting.
LOGO
                          /s/A. S. Filean
                          For the Board of Directors
                          Arthur S. Filean
                          Senior Vice President and Secretary

                          January 20, 2003

                             INFORMATION STATEMENT

                      INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT
-----------------------------------------------
We are furnishing this information statement to you as a shareholder of the International Fund II (a series of Principal Investors Fund, Inc.), in connection with a special meeting of the shareholders to be held on February 19, 2003. The purpose of the meeting is to obtain shareholder approval of a Proposed Sub-Advisory Agreement pursuant to which investment advisory services will be provided to the International Fund II by Principal Global Investors, LLC ("Principal"). This information statement is first being furnished to shareholders on or about January 20, 2003.

The Board of Directors of Principal Investors Fund has approved the Form of Proposed Sub-Advisory Agreement and recommends that the shareholders of the International Fund II approve the form of agreement.

Shareholders of record of the International Fund II (the "Fund") at the close of business on January 16, 2003, the record date, are entitled to vote at the meeting. As of the record date, the Fund had the following shares outstanding and entitled to be voted.

                            OUTSTANDING
       SHARE CLASS            SHARES
       -----------          -----------
  Advisors Preferred          209,596.15
  Advisors Select              46,991.30
  Preferred                    82,665.06
  Select                       40,130.03
  Institutional            18,650,449.72
  Class J                     634,714.51

Shareholders are entitled to one vote for each share of each Class held. A quorum must be present at the meeting for the transaction of business. The holders of record of one-third of the Fund's shares outstanding at the close of business on the record date present at the meeting will constitute a quorum for the meeting. The approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a majority of all the votes entitled to be cast by shareholders of the Fund. Abstentions and broker non-votes (votes from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. If the shareholders do not approve the Proposed Sub-Advisory Agreement described below, the Board of Directors will consider possible alternative arrangements, and Principal Management Corporation will continue to manage the Fund.

Proxies of shareholders of the Fund are not being solicited because Principal Life Insurance Company ("Principal Life") owned a majority of the outstanding shares of the Fund on the record date and is expected to be present at the meeting and vote to approve the Proposed Sub-Advisory Agreement. Principal Management Corporation (the "Manager") will bear the costs of the meeting, including costs of preparing and mailing the notice and the information statement.

ADDITIONAL INFORMATION
----------------------
On January 16, 2003, the directors and officers of the Fund together owned less than 1% of its outstanding shares. On that date, Principal Life, Des Moines, Iowa, 50392-0200, an Iowa life insurance company and the parent of the Manager of the International Fund II, owned of record and beneficially, either directly or through subsidiaries, the percentage of the outstanding shares of each Class of the International Fund II shown in the following table:

                         PRINCIPAL LIFE'S
                       INTERNATIONAL FUND II
                       PERCENTAGE OWNERSHIP
     SHARE CLASS        ON JANUARY 16, 2003
     -----------       ---------------------
  Advisors Preferred           14.11%
  Advisors Select              62.84
  Preferred                    39.50
  Select                       73.68
  Institutional               100.00
  Class J                       0.00


The ultimate parent of Principal Life is Principal Financial Group, Inc.

As of January 16, 2003, the following shareholders owned 5% or more of the outstanding shares of any Class of the Fund:


                                                                       PERCENTAGE
                   NAME                             ADDRESS           OF OWNERSHIP
                   ----                            --------           ------------
-----------------------------------------------------------------------------------
 ADVISORS PREFERRED CLASS
-----------------------------------------------------------------------------------
 Trustar                                     PO Box 8963
 FBO Hershey Creamery Company 401A           Wilmington, DE              66.60%
                                             19899-8963
-----------------------------------------------------------------------------------
 JP Morgan Chase                             4 New York Plaza, 2nd
 FBO Center for Effective Public Policy In   Floor                        8.20
 401(k) Savings Plan                         New York, NY 10004
-----------------------------------------------------------------------------------
 JP Morgan Chase                             4 New York Plaza, 2nd
 FBO West-Air Comm Federal Credit Union      Floor                        6.60
 Profit Sharing Plan                         New York, NY 10004
-----------------------------------------------------------------------------------
 ADVISORS SELECT CLASS
-----------------------------------------------------------------------------------
 Trustar                                     PO Box 8963
 FBO National Automated Clearing House       Wilmington, DE              10.00
                                             19899-8963
-----------------------------------------------------------------------------------
 JP Morgan Chase                             4 New York Plaza, 2nd
 FBO National Automated Clearing House       Floor                       25.50
 Association 401(k) Plan                     New York, NY 10004
-----------------------------------------------------------------------------------
 PREFERRED CLASS
-----------------------------------------------------------------------------------
                                             4 New York Plaza, 2nd
 JP Morgan Chase Trustee                     Floor
 FBO Kentucky Bankers Association 401A       New York, NY                11.50
                                             10004-2413
-----------------------------------------------------------------------------------
 Trustar Trustee                             PO Box 8963
 FBO Sheet Metal Workers Silgan Prod         Wilmington, DE              11.50
                                             19899-8963
-----------------------------------------------------------------------------------
 Trustar                                     PO Box 8963
 FBO Computer Applications Specialists Inc   Wilmington, DE 19899        37.40
 401(k)
-----------------------------------------------------------------------------------
 SELECT CLASS
-----------------------------------------------------------------------------------
 JP Morgan Chase                             4 New York Plaza, 2nd
 FBO Avery Health Care Services Tax          Floor                       21.30
 Deferred Annuity Plan                       New York, NY 10004
-----------------------------------------------------------------------------------
 JP Morgan Chase                             4 New York Plaza, 2nd
 FBO Avery Health Care Services Money        Floor                        5.00
 Purchase Plan                               New York, NY 10004
-----------------------------------------------------------------------------------



Principal Investors Fund does not know of any other person who owned at the record date, of record or beneficially, 5% or more of the outstanding shares of Fund.

                                   PROPOSAL 1

                  APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT
                      BETWEEN THE MANAGER AND SUB-ADVISOR

Principal Financial Group recently sold a significant portion of BT Financial Group businesses, resulting in the inability of Principal Capital Global Investors Limited ("PGCI") to continue as sub-advisor to the Fund. The Board, unanimously voted to terminate the sub-advisory agreement with PCGI ("Former Agreement") effective October 31, 2002 and to approve an interim sub-advisory agreement ("Interim Agreement") with Principal Global Investors, LLC ("Principal") to provide investment advisory services to the Fund pending shareholder approval of the new sub-advisory agreement ("Proposed Agreement"). Under applicable regulations, the Interim Agreement will terminate 150 days after the date on which the Interim Agreement became effective. Thus, the Board is asking shareholders of the Fund to approve the Proposed Agreement before the Interim Agreement terminates.

The provisions of the Proposed, Interim and Former Agreement (each an "Agreement" and collectively the "Agreements") are substantially the same, except for the fees paid under the Former Agreement. The Former Agreement, dated September 15, 2000, was last approved by the Board on September 9, 2002 and by the shareholders on December 5, 2000. The fees to be paid by the Manager under each of the Agreements are, or were determined under the following schedule:

        FORMER AGREEMENT            INTERIM AND PROPOSED AGREEMENTS
        ----------------            ---------------------------------
   AVERAGE DAILY     SUB-ADVISORY    AVERAGE DAILY      SUB-ADVISORY
    NET ASSETS           FEE           NET ASSETS            FEE
   -------------     ------------    -------------      ------------
 First $250 million     0.500%      First $50 million       0.35%
 Next $250 million      0.475%      Next $50 million        0.25%
 Next $250 million      0.450%      Over $100 million       0.11%
 Next $250 million      0.425%
 Over $1 billion        0.400%


Under the Agreement, the sub-advisor manages the day-to-day investment of the Fund's assets consistent with the Fund's investment objectives, policies, and restrictions. The sub-advisor is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of the Manager and the over-sight of Principal Investors Fund's Board. The Manager, and not the Fund, is responsible for paying all fees charged by the Sub-Adviser for these Sub-Advisory services. Any description of the Proposed Agreement set forth herein is qualified in its entirety by the actual Proposed Agreement, the form of which is attached as Exhibit A.

If approved by the shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by the Board of Directors of Principal Investors Fund or by a vote of a majority of the outstanding voting securities of the Fund, but in either event by a vote of a majority of the Board members who are not "interested persons" as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940. The Proposed Agreement may be terminated at any time, without penalty, by the Board of Directors of Principal Investors Fund or by the Manager, sub-adviser or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

If the proposal is not approved by the shareholders of the Fund, the Interim Agreement will remain in effect for 150 days after the date on which the Interim Agreement became effective or such later date as may be consistent with applicable regulations and interpretations. In such event, the Board and the Manager will consider appropriate alternative actions.

Approval of the Proposed Agreement will not affect the Fund's total expense ratio. The Manager (not the Fund) pays a fee to the sub-adviser for services under the Proposed Agreement, as is also the case with regard to the Former and Interim Agreements.

At a meeting on December 9, 2002, the Board determined that it would be in the best interests of the Fund and its shareholders to approve the Proposed Agreement. In making this decision, the Board considered the investment strategy to be employed which combined aspects of both fundamental and quantitative analysis, the level of experience of investment personnel of Principal in utilizing this strategy, the ability to obtain the benefit of several of Principal's strengths including its proprietary global research model, a large pool of experienced fundamental research analysts and rigorous risk management, the performance record of a fund previously managed by the portfolio manager using the proposed strategy, the ability to offer an investment strategy that complements the strategy employed by the International Fund I portfolio (another series of Principal Investors Fund) its familiarity with the operational aspects of Principal and the fact that Principal is a member company of the Principal Financial Group.

GENERAL INFORMATION ABOUT PRINCIPAL GLOBAL INVESTORS, LLP
Principal is a wholly-owned subsidiary of Principal Life and is an affiliated person of the Manager. Principal Life is a wholly-owned subsidiary of Principal Financial Services, Inc. which is a wholly-owned subsidiary of Principal Financial Group. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of November 30, 2002 exceeded $92.9 billion. Principal's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392. It has other asset management offices in New York, London, Sydney and Singapore.

The names, titles and principal occupations of the principal executive officers and each director of Principal, and their position with Principal Investors Fund, if any, are as follows:

  NAME, ADDRESS* AND        POSITION WITH
  POSITION WITH PGI      PRINCIPAL INVESTORS              OCCUPATION
  ------------------             FUND                     ----------
                         -------------------
 John Barry Griswell             None            Chairman, President and Chief
 Chairman                                        Executive Officer,
                                                 Principal Financial Group,
                                                 Inc.
 Timothy Michael                 None            Chief Financial Officer,
 Howald                                          Principal Global Investors,
 Chief Financial                                 LLC
 Officer
 William Cornelius               None            Vice President,
 Scales                                          Principal Global Investors,
 Director                                        LLC
 Randall Craig Mundt             None            President and Chief Investment
 Director                                        Officer, Principal Real Estate
                                                 Investors, LLC
 Rollin Clark Woltjen            None            President and Chief Executive
 Director                                        Officer - Equities,
                                                 Principal Global Investors,
                                                 LLC
 Gregory Charles                 None            Vice President, Principal Real
 Hauser                                          Estate Investors, LLC
 Director
 Gloria Darlene Reeg             None            Global Head of Fixed Income,
 Director                                        Principal Global Investors,
                                                 LLC
 James Patrick                   None            Executive Vice President,
 McCaughan                                       Principal Financial Group,
 Chief Executive                                 Inc.
 Officer
 Larry D. Zimpleman            Chairman          Executive Vice President,
 Director                                        Principal Financial Group,
                                                 Inc.
 Karen Elizabeth Shaff           None            Senior Vice President and
 Director                                        General Counsel,
                                                 Principal Financial Group,
                                                 Inc.
*
 The address for all officers and directors of Principal is 801 Grand Avenue,
 Des Moines, Iowa 50392.

Under the Proposed Agreement the Manager, not the Fund, will pay Principal a fee in the annual amount of 0.35% of the Fund's first $50 million of average net assets, 0.25% on the next $50 million of average net assets and 0.11% on average net assets exceeding $100 million.

Principal also provides investment advisory services to other mutual funds that have investment objectives similar to the Fund. The table below identifies the funds, the size of each fund as of its last fiscal year end, and the rate of compensation for advisory services (as a % of average net assets).

                                      SCHEDULE      NET ASSETS
                FUND                  OF FEES     (IN THOUSANDS)
                ----                  --------    --------------
  Principal Investors Fund
  International Fund I               0.11%           $ 43,631

  Principal International Fund       0.11%           $226,553

  Principal Variable Contracts Fund
  International Account              0.11%           $145,848


The Manager, under the terms of the Management Agreement, is entitled to receive a fee computed at an annual rate of 1.00% of the International Fund II's net assets. The Fund paid the Manager $537,533 for services provided under the Management Agreement during the fiscal year ended October 31, 2002. The Fund also paid the Manager $2,834 for administrative services and $4,769 for services provided to the Fund during the fiscal year ended October 31, 2002 under the terms of an Administrative Services Agreement and a Services Agreement, respectively. The Manager also provided transfer agent and other services to the Class J shares of the Fund on an "at cost" basis during the fiscal year ended October 31, 2002, for which the Fund paid the Manager $12,744. The Fund also paid $18,202 to Princor Financial Services Corporation, the Principal Investors Fund's principal underwriter and an affiliate of the Manager and Principal, for distribution services under the terms of a Distribution and Shareholder Services Plan and Agreement during the fiscal year ended October 31, 2002. The services described in this paragraph will continue to be provided regardless of whether the Proposed Agreement is approved.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                       VOTE "FOR" APPROVAL OF PROPOSAL 1.

Approval of this proposal requires a "FOR" vote by a "majority of the outstanding voting securities" of the Fund, as provided in the Investment Company Act of 1940. For this purpose, this means a "FOR" vote by the lesser of
(i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                   EXHIBIT A
                         PRINCIPAL INVESTORS FUND, INC.
                  AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
                 PRINCIPAL GLOBAL INVESTORS SUB-ADVISED SERIES

AGREEMENT executed as of _____________, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and PRINCIPAL GLOBAL INVESTORS, LLC (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and


WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and


WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:


  (a) Management Agreement (the "Management Agreement") with the Fund;

  (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

  (c) The Fund's Articles of Incorporation and By-laws;

  (d) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:


  1. Appointment of Sub-Advisor

     In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in
     Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

  2. Obligations of and Services to be Provided by the Sub-Advisor

     The Sub-Advisor will:

     (a)
       Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

     (b)
       Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

     (c)
       Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

     (d)Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

     (e)
       Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

     (f)Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

     (g)Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

     (h)Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

     (i)
       Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

     (j)
       Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

     (k)Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

     (l)From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of a Series.

     (m)
       Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

     (n)Perform quarterly and annual tax compliance tests to monitor each Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

     (o)Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

  3. Compensation

     As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

  4. Liability of Sub-Advisor

     Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

  5. Supplemental Arrangements

     The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

  6. Regulation

     The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

  7. Duration and Termination of This Agreement

     This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or
     (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

     This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 7, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

  8. Amendment of this Agreement

     No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

  9. General Provisions

     (a)Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (b)
       Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and the Sub-Advisor for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200.

     (c)
       The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

       (1)
          the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

       (2)the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

     (d)
       The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

     (e)This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


PRINCIPAL MANAGEMENT CORPORATION





By ________________________________________
  A.S. Filean, Senior Vice President




PRINCIPAL GLOBAL INVESTORS, LLC





By ________________________________________
  Rollin C. Woltjen, Executive Director-Equities

                                   APPENDIX A

The Sub-Advisor shall serve as investment sub-advisor for each Series of the Fund identified below. The Manager will pay the Sub-Advisor, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as shown below (the "Sub-Advisor Percentage Fee"):

                          EQUITY FUNDS                             SUB-ADVISOR PERCENTAGE FEE
                          ------------                             --------------------------
  Balanced (Equity Securities Only)                                          0.086%
  International I                                                            0.110%
  International II
  First $50 million                                                          0.350%
  Next $50 million                                                           0.250%
  Over $100 million                                                          0.110%
  International Emerging Markets                                             0.500%
  International SmallCap                                                     0.500%
  LargeCap Blend                                                             0.070%
  LargeCap Growth                                                            0.070%
  LargeCap S&P 500 Index                                                     0.015%
  LargeCap Value                                                             0.100%
  LifeTime 2010                                                             0.0425%
  LifeTime 2020                                                             0.0425%
  LifeTime 2030                                                             0.0425%
  LifeTime 2040                                                             0.0425%
  LifeTime 2050                                                             0.0425%
  LifeTime Strategic Income                                                 0.0425%
  MidCap Blend                                                               0.100%
  MidCap Growth                                                              0.200%
  MidCap S&P 400 Index                                                       0.015%
  MidCap Value                                                               0.100%
  SmallCap Blend                                                             0.250%
  SmallCap Growth                                                            0.250%
  SmallCap S&P 600 Index                                                     0.015%
  SmallCap Value                                                             0.250%

       FIXED-INCOME SECURITIES          SUB-ADVISOR PERCENTAGE FEE
       -----------------------          --------------------------
  Balanced (Fixed-Income Securities)              0.100%
  Bond & Mortgage Securities                      0.100%
  Capital Preservation
  First $150 million                              0.250%
  Next $150 million                               0.200%
  Next $100 million                               0.150%
  Over $400 million                               0.120%
  Government Securities                           0.100%
  High Quality Intermediate Term Bond             0.100%
  High Quality Short-Term Bond                    0.075%
  High Quality Long-Term Bond                     0.100%
  Money Market                                    0.075%

The Sub-Advisor Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Advisor. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Series, as determined in accordance with the Series' Prospectus and Statement of Additional Information as of the close of business on the previous business day on which the Series was open for business.


If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
Principal
  Financial
  Group

Name                                             Account No.:  Account #
Address                                          Shares:  # of Shares
Address
City, State ZIP


                          Principal Investors Fund, Inc
                           Des Moines, Iowa 50392-2080

          VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF SHAREHOLDERS
                                February 19, 2003

Principal Life Insurance Company, the custodian of your Individual Retirement Account, is soliciting instructions, as provided in the IRA Custodial Agreement, for voting Class J shares of the International Fund II, a series of Principal Investors Fund, Inc., at the Special Meeting of the Fund to be held on February 19, 2003 at 2:00 p.m. C.S.T.

Please check the appropriate box on the back of this form, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Information Statement dated January 20, 2003. If you complete, sign and return the form, Principal Life Insurance Company will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposal. If your instructions are not received, votes will be cast in proportion to the instructions received from all plan participants with a voting interest in the same share class of this Series. The Board of Directors of the Fund recommends that you vote FOR the following proposal. Please mark your choices by filling in the appropriate box below. Sign and return the voting instruction form as soon as possible in the enclosed envelope.




Voting Instruction
       I hereby instruct Principal Life Insurance Company, as custodian of my IRA, to vote all of the full and fractional Class J shares of the International Fund II included in my IRA as indicated below. Receipt of the Notice of the Special Shareholders Meeting and of the Information Statement for said Special Meeting is acknowledged. Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.



    1. Ratification and approval of the Sub-Advisory Agreement between Principal Management Corporation, Principal Investors Fund's investment advisor, and Principal Global Investors, LLC, an investment advisor.

                                           FOR           AGAINST        ABSTAIN
                                          _____           _____          _____

NOTE:     Please sign exactly as your name appears on this form.



Signature ________________________________      __________________________, 2003
                                                Date

[GRAPHIC OMITTED][GRAPHIC OMITTED]
Principal
   Financial
   Group

Name                                                        Shares:  # of Shares
Privacy ID
Contract No.
Contract Name


                          Principal Investors Fund, Inc
                           Des Moines, Iowa 50392-2080

          VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF SHAREHOLDERS
                                February 19, 2003

Trustar, the trustee of your retirement plan, is soliciting instructions for voting shares of the International Fund II, a series of Principal Investors Fund, Inc., at the Special Meeting of the Fund to be held on February 19, 2003 at 2:00 p.m. C.S.T.

Please check the appropriate box on the back of this form, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Information Statement dated January 20, 2003. If you complete, sign and return the form, Trustar will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposal. If your instructions are not received, votes will be cast in proportion to the instructions received from all plan participants with a voting interest in the same share class of this Series. The Board of Directors of the Fund recommends that you vote FOR the following proposal. Please mark your choices by filling in the appropriate box below. Sign and return the voting instruction form as soon as possible in the enclosed envelope.




Voting Instruction
       I hereby instruct Trustar, as trustee of my retirement plan, to vote all of the full and fractional shares of the International Fund II included in the plan for which I am entitled to provide voting instructions, as indicated below. Receipt of the Notice of the Special Shareholders Meeting and of the Information Statement for said Special Meeting is acknowledged. Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.



    1. Ratification and approval of the Sub-Advisory Agreement between Principal Management Corporation, Principal Investors Fund's investment advisor, and Principal Global Investors, LLC, an investment advisor.

                                          FOR           AGAINST        ABSTAIN
                                         _____           _____          _____

NOTE:     Please sign exactly as your name appears on this form.



Signature ________________________________      __________________________, 2003
                                                Date